Execution Version

SIXTEENTH AMENDMENT OF
2013 LOAN AND SECURITY AGREEMENT

THIS SIXTEENTH AMENDMENT OF 2013 LOAN AND SECURITY AGREEMENT (“Sixteenth Amendment”) is made as of the 29th day of July, 2021 (the “Effective Date”) by and among ADA-ES, INC., a Colorado corporation (“Borrower”), ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation, as Guarantor (“ADES”), and BOKF, NA d/b/a BOK Financial, as successor in interest to COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK (“Lender”).

RECITALS

A. Borrower, ADES and Lender are parties to that certain 2013 Loan and Security Agreement dated as of September 19, 2013 (as amended, supplemented, modified and restated from time to time, the “Loan Agreement”).

B. In accordance with the provisions of the Loan Agreement, Lender has agreed to amend, for the benefit of Borrower and ADES, certain terms and conditions contained in the Loan Agreement, as specifically provided herein.

C. Other than as defined in this Sixteenth Amendment, all capitalized terms used in this agreement without definition shall have the meanings given to such terms in the Loan Agreement.

NOW THEREFORE, in consideration of the promises and covenants made by the parties and contained in this Sixteenth Amendment, the parties agree to the amendments set forth below as of the Effective Date:

1.Additional Definitions. The following definition is added to Section 1.1:
“Collateral Account” means the deposit account number xxx316 in the name of Borrower maintained by Lender.
2.Collateral. Section 2.8 entitled “Security Interest” is amended by (i) deleting the “and” after clause (c), (ii) deleting the “.” after clause (d) and replacing it with “: and” and (iii) adding a new clause (e) thereto as follows:
“(e) the Collateral Account.”
3.Cash Management. The following is added as a new Section 6.16:
“6.16 Cash Management
(a) all proceeds of the Collateral shall be deposited by Borrower into the Collateral Account; and
(b) On each Business Day, the Lender shall apply all funds credited to the Collateral Account on the immediately preceding Business Day (at the discretion of the Lender, whether or not immediately available) to prepay any Advances outstanding at such time. The Lender shall have sole access to the Collateral Account at any time Advances exceed $0.

4.No Default. Borrower and ADES hereby certify to Lender that Borrower is in full compliance with the provisions of the Loan Agreement, and that no Event of Default will occur as a result of the effects of this Sixteenth Amendment.
5.Release of Claims. Borrower and ADES hereby release and forever discharge Lender, its affiliates, directors, officers, agents, employees, and attorneys (“Lender Parties”) of and from any and all liability, suits, damages, claims, counterclaims, demands, reckonings and causes of action, setoffs and defenses, whether known or unknown, whether arising in law or equity, which any of Borrower or ADES have, now have or may have in the future against Lender Parties by reason of any acts, omissions, causes or things arising out of or in any way related to this Sixteenth Amendment or the Loan Agreement existing or accrued as of the date of this Sixteenth Amendment. This release shall survive the termination of this Sixteenth Amendment. Borrower acknowledges that the foregoing release is a material inducement to Lender's decision to extend to Borrower the financial accommodations hereunder and has been relied upon by Lender in its agreement to enter into this Sixteenth Amendment.
6.Costs. Borrower will pay Lender's attorneys' fees for preparation of this Sixteenth Amendment, only, and reasonable costs and expenses of Lender strictly in connection therewith.
7.Miscellaneous.
(a)The paragraph headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof.
(b)The terms and conditions of this Sixteenth Amendment shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.
(c)This Sixteenth Amendment may be executed in any number of counterparts, and by Lender, ADES and Borrower on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same agreement.
(d)Except as expressly modified by this Sixteenth Amendment, the Loan Agreement shall remain in full force and effect and shall be enforceable in accordance with its terms.
(e)This Sixteenth Amendment and the Loan Agreement constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior negotiations, understandings, and agreements between such parties with respect to such subject matter.
(f)This Sixteenth Amendment, and the transactions evidenced hereby, shall be governed by, and construed under, the internal laws of the State of Colorado, without regard to principles of conflicts of law, as the same may from time to time be in effect, including, without limitation, the Uniform Commercial Code as in effect in the State of Colorado.
(Signatures on following page)

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Sixteenth Amendment as of the Effective Date.

ADA-ES, INC.,
a Colorado corporation

By:	/s/ Greg Marken
Name:	Greg Marken
Title:	Treasurer

ADVANCED EMISSIONS SOLUTIONS, INC.,
A Delaware corporation

By:	/s/ Greg Marken
Name:	Greg Marken
Title:	Interim CEO

[Signature Page to Sixteenth Amendment of 2013 Loan and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Fifteenth Amendment as of the Effective Date.

BOKF, NA,
a national banking organization,
d/b/a BOK Financial

By:	/s/ Brian Russell
Name:	Brian Russell
Title:	Assistant Vice President

[Signature Page to Sixteenth Amendment of 2013 Loan and Security Agreement]